UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 23, 2017

USD Partners LP
(Exact name of registrant as specified in its charter)

Delaware	001-36674	30-0831007
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

811 Main Street, Suite 2800
Houston, Texas 77002
(Address of principal executive office) (Zip Code)
(281) 291-0510
(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.
On February 23, 2017, USD Partners LP ("we" and "our") posted an updated investor presentation on our website at www.usdpartners.com/events-and-presentations. Among other information, the presentation includes updated information with respect to industry activity and development projects at our sponsor, USD Group LLC.
Information on our website is not incorporated by reference in this Current Report on Form 8-K. The information in this report is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that Section, and is not incorporated by reference into any registration statement or other filing under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act, unless we expressly state that such information is considered to be “filed” under the Exchange Act or incorporate such information by specific reference in a Securities Act or Exchange Act filing.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USD Partners LP (Registrant)

	By:	USD Partners GP LLC,
its general partner

Dated: February 23, 2017	By:	/s/ Adam Altsuler
	Name:	Adam Altsuler
	Title:	Vice President and Chief Financial Officer